Decommissioning and Other Provisions	12 Months Ended
Dec. 31, 2018
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Decommissioning and Other Provisions
Decommissioning and Other Provisions
The change in decommissioning and other provision balances is as follows:

	Decommissioning and restoration	Other	Total
Balance, Dec. 31, 2016	293	50	343
Liabilities incurred	3	19	22
Liabilities settled	(19)	(31)	(50)
Liabilities disposed(1)	(8)	—	(8)
Accretion	23	—	23
Revisions in estimated cash flows(2)	41	1	42
Revisions in discount rates(2)	110	—	110
Reversals	—	(4)	(4)
Change in foreign exchange rates	(6)	(2)	(8)
Balance, Dec. 31, 2017	437	33	470
Liabilities incurred	5	17	22
Liabilities settled	(31)	(10)	(41)
Accretion	24	—	24
Acquisition of liabilities (Big Level)		8	8
Revisions in estimated cash flows	2	3	5
Revisions in discount rates	(37)	—	(37)
Reversals	—	(5)	(5)
Change in foreign exchange rates	7	3	10
Balance, Dec. 31, 2018	407	49	456
(1) Relates to the disposition of the Solomon power station and the sale of the Wintering Hills wind facility.
(2) During 2017, mainly as a result of the OCA (see Note 4(O)), the discount rates used for the Canadian coal and mining operations decommissioning provisions were changed to the use of 5 to 15-year rates. The use of lower, shorter-term discount rates increased the corresponding liabilities. On average, these rates decreased by approximately 1.60 to 2.10 per cent. Additionally, the amount and timing of cash outflows for certain Canadian coal plants and mining operations was also revised, resulting in an increase to the corresponding liabilities.

	Decommissioning and restoration	Other	Total
Balance, Dec. 31, 2017	437	33	470
Current portion	40	27	67
Non-current portion	397	6	403
Balance, Dec. 31, 2018	407	49	456
Current portion	35	35	70
Non-current portion	372	14	386

A. Decommissioning and Restoration

A provision has been recognized for all generating facilities and mines for which TransAlta is legally, or constructively, required to remove the facilities at the end of their useful lives and restore the sites to their original condition. TransAlta estimates that the undiscounted amount of cash flow required to settle these obligations is approximately $1 billion, which will be incurred between 2019 and 2073. The majority of the costs will be incurred between 2020 and 2050. At Dec. 31, 2018, the Corporation had provided a surety bond in the amount of US$139 million (2017 - US$139 million) in support of future decommissioning obligations at the Centralia coal mine. At Dec. 31, 2018, the Corporation had provided letters of credit in the amount of $122 million (2017 - $120 million) in support of future decommissioning obligations at the Alberta mine. Some of the facilities that are co-located with mining operations do not currently have any decommissioning obligations recorded as the obligations associated with the facilities are indeterminate at this time.
B. Other Provisions

Other provisions include amounts related to a portion of the Corporation’s fixed price commitments under several natural gas transportation contracts for firm transportation that is not expected to be used and for vacant leased premises. Accordingly, the unavoidable costs of meeting these obligations exceed the economic benefits expected to be received. The contracts extend to 2023.
Other provisions also include provisions arising from ongoing business activities and include amounts related to commercial disputes between the Corporation and customers or suppliers. Information about the expected timing of settlement and uncertainties that could impact the amount or timing of settlement has not been provided as this may impact the Corporation’s ability to settle the provisions in the most favourable manner.